Return To (Name and Address):
SUMMIT COMMUNITY BANK
310 NORTH MAIN STREET
MOOREFIELD, WV 26836

Pursuant to Va. Code Sec. 58.1-803(d) as amended this is a refinance of a Deed of Trust recorded in Deed Book 809, page 132 with an original principal balance of $ 4,000,000.00.

Prepared By (Name of Person or Entity):
SUMMIT COMMUNITY BANK
310 NORTH MAIN STREET MOOREFIELD, WV 26836
VA State Bar Number (if applicable):

This is a Credit Line Deed of Trust
(With Future Advance Clause)

Parcel Identification Number and/or Tax Reference Number:
Amount of Consideration: 2,100,000.00

1. **Date and Parties.** The date of this Credit Line Deed of Trust (Security Instrument) is 09-12-2013 , and the parties and their addresses are as follows:

Grantor: SMITH-MIDLAND CORPORATION, A VIRGINIA CORPORATION
P O BOX 300
MIDLAND, VA 22728

☐ If checked, refer to the attached Addendum incorporated herein, for additional Grantors, their signatures and acknowledgments.

Trustee: DENNIS L SNYDER OR GARTH KUNKLE VA
224 SOUTH MAIN STREET
HARRISONBURG, VA 22801

HOWARD, MORRISON
ROSS and WHELAN
31 GARRETT STREET
WARRENTON, VA 20186

Lender: SUMMIT COMMUNITY BANK
ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF WEST VIRGINIA
310 NORTH MAIN STREET, MOOREFIELD, WV 26836

☐ This is a refinance of a Deed of Trust recorded in the clerk's office, circuit court of , Virginia, in deed book , page , in the original principal amount of $, and with the outstanding principal balance which is $.

2. **Credit Line Deed of Trust.** This is a Credit Line Deed of Trust within the meaning of Section 55-58.2 of the Code of Virginia (1950), as amended. For purposes of such section, (i) the name of the noteholder secured by this Security Instrument is SUMMIT COMMUNITY BANK

,

(ii) the address at which communications may be mailed or delivered to the noteholder is 310 NORTH MAIN STREET, MOOREFIELD, WV 26836 , and
(iii) the maximum aggregate principal amount to be secured is 2,100,000.00 .

This limitation of amount does not include interest and other fees and charges validly made pursuant to this Security Instrument. Also, this limitation does not apply to advances made under the terms of this Security Instrument to protect Lender's security and to perform any of the covenants contained in this Security Instrument.

3. **Conveyance.** For good and valuable consideration, the receipt and sufficiency of which is acknowledged, and to secure the Secured Debt (defined below) and Grantor's performance under this Security Instrument, Grantor irrevocably grants, conveys and sells to Trustee, in trust for the benefit of Lender, with power of sale, the following described property: SEE ATTACHED "SCHEDULE A" LEGAL DESCRIPTION

The property is located in FAUQUIER at 5119 CATLETT ROAD
(County (or City))

,

(Address)

MIDLAND , Virginia 22728
(City) *(Zip Code)*

Together with all rights, easements, appurtenances, royalties, mineral rights, oil and gas rights, crops, timber, all diversion payments or third party payments made to crop producers, all water and riparian rights, wells, ditches, reservoirs, and water stock and all existing and future improvements, structures, fixtures, and replacements that may now, or at any time in the future, be part of the real estate described above (all referred to as "Property").

4. **Secured Debt and Future Advances.** The term "Secured Debt" is defined as follows:

(A) Debt incurred under the terms of all promissory note(s), contract(s), guaranty(ies) or other evidence of debt described below and all their extensions, renewals, modifications or substitutions. *(When referencing the debts below it is suggested that you include items such as borrowers' names, note amounts, interest rates, maturity dates, etc.)*
THAT CERTAIN PROMISSORY NOTE MADE BY SMITH-MIDLAND CORPORATION IN THE AMOUNT OF $2,100,000.00 AND DATED 09/12/2013

(B) All future advances from Lender to Grantor or other future obligations of Grantor to Lender under any promissory note, contract, guaranty, or other evidence of debt existing now or executed after this Security Instrument whether or not this Security Instrument is specifically referenced. If more than one person signs this Security Instrument, each Grantor agrees that this

Security Instrument will secure all future advances and future obligations that are given to or incurred by any one or more Grantor, or any one or more Grantor and others. All future advances and other future obligations are secured by this Security Instrument even though all or part may not yet be advanced. All future advances and other future obligations are secured as if made on the date of this Security Instrument. Nothing in this Security Instrument shall constitute a commitment to make additional or future loans or advances in any amount. Any such commitment must be agreed to in a separate writing.

(C) All obligations Grantor owes to Lender, which now exist or may later arise, to the extent not prohibited by law, including, but not limited to, liabilities for overdrafts relating to any deposit account agreement between Grantor and Lender.

(D) All additional sums advanced and expenses incurred by Lender for insuring, preserving or otherwise protecting the Property and its value and any other sums advanced and expenses incurred by Lender under the terms of this Security Instrument.

This Security Instrument will not secure any other debt if Lender fails to give any required notice of the right of rescission.

5. **Payments.** Grantor agrees that all payments under the Secured Debt will be paid when due and in accordance with the terms of the Secured Debt and this Security Instrument.

6. **Warranty of Title.** Grantor warrants that Grantor is or will be lawfully seized of the estate conveyed by this Security Instrument and has the right to irrevocably grant, convey and sell the Property to Trustee, in trust, with power of sale. Grantor also warrants that the Property is unencumbered, except for encumbrances of record.

7. **Prior Security Interests.** With regard to any other mortgage, deed of trust, security agreement or other lien document that created a prior security interest or encumbrance on the Property, Grantor agrees:

(A) To make all payments when due and to perform or comply with all covenants.

(B) To promptly deliver to Lender any notices that Grantor receives from the holder.

(C) Not to allow any modification or extension of, nor to request any future advances under any note or agreement secured by the lien document without Lender's prior written consent.

8. **Claims Against Title.** Grantor will pay all taxes, assessments, liens, encumbrances, lease payments, ground rents, utilities, and other charges relating to the Property when due. Lender may require Grantor to provide to Lender copies of all notices that such amounts are due and the receipts evidencing Grantor's payment. Grantor will defend title to the Property against any claims that would impair the lien of this Security Instrument.

Grantor agrees to assign to Lender, as requested by Lender, any rights, claims or defenses Grantor may have against parties who supply labor or materials to maintain or improve the Property.

9. **Due on Sale or Encumbrance.** Lender may, at its option, declare the entire balance of the Secured Debt to be immediately due and payable upon the creation of, or contract for the creation of, any lien, encumbrance, transfer or sale of all or any part of the Property. This right is subject to the restrictions imposed by federal law (12 C.F.R. 591), as applicable. This covenant shall run with the

Property and shall remain in effect until the Secured Debt is paid in full and this Security Instrument is released.

NOTICE - THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL OR THE TERMS THEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY CONVEYED.

10. **Transfer of an Interest in the Grantor.** If Grantor is an entity other than a natural person (such as a corporation or other organization), Lender may demand immediate payment if:

(A) A beneficial interest in Grantor is sold or transferred.

(B) There is a change in either the identity or number of members of a partnership or similar entity.

(C) There is a change in ownership of more than 25 percent of the voting stock of a corporation or similar entity.

However, Lender may not demand payment in the above situations if it is prohibited by law as of the date of this Security Instrument.

11. **Entity Warranties and Representations.** If Grantor is an entity other than a natural person (such as a corporation or other organization), Grantor makes to Lender the following warranties and representations which shall continue as long as the Secured Debt remains outstanding:

(A) Grantor is duly organized and validly existing in the Grantor's state of incorporation or organization. Grantor is in good standing in all states in which Grantor transacts business. Grantor has the power and authority to own the Property and to carry on its business as now being conducted and, as applicable, is qualified to do so in each state in which Grantor operates.

(B) The execution, delivery and performance of this Security Instrument by Grantor and the obligation evidenced by the Secured Debt are within the power of Grantor, have been duly authorized, have received all necessary governmental approval, and will not violate any provision of law, or order of court or governmental agency.

(C) Other than previously disclosed in writing to Lender, Grantor has not changed its name within the last ten years and has not used any other trade or fictitious name. Without Lender's prior written consent, Grantor does not and will not use any other name and will preserve its existing name, trade names and franchises until the Secured Debt is satisfied.

12. **Property Condition, Alterations and Inspection.** Grantor will keep the Property in good condition and make all repairs that are reasonably necessary. Grantor shall not commit or allow any waste, impairment, or deterioration of the Property. Grantor will keep the Property free of noxious weeds and grasses. Grantor agrees that the nature of the occupancy and use will not substantially change without Lender's prior written consent. Grantor will not permit any change in any license, restrictive covenant or easement without Lender's prior written consent. Grantor will notify Lender of all demands, proceedings, claims, and actions against Grantor, and of any loss or damage to the Property.

No portion of the Property will be removed, demolished or materially altered without Lender's prior written consent except that Grantor has the right to remove items of personal property comprising a part of the Property that become worn or obsolete, provided that such personal property is replaced

with other personal property at least equal in value to the replaced personal property, free from any title retention device, security agreement or other encumbrance. Such replacement of personal property will be deemed subject to the security interest created by this Security Instrument. Grantor shall not partition or subdivide the Property without Lender's prior written consent.

Lender or Lender's agents may, at Lender's option, enter the Property at any reasonable time for the purpose of inspecting the Property. Lender shall give Grantor notice at the time of or before an inspection specifying a reasonable purpose for the inspection. Any inspection of the Property shall be entirely for Lender's benefit and Grantor will in no way rely on Lender's inspection.

13. **Authority to Perform.** If Grantor fails to perform any duty or any of the covenants contained in this Security Instrument, Lender may, without notice, perform or cause them to be performed. Grantor appoints Lender as attorney in fact to sign Grantor's name or pay any amount necessary for performance. Lender's right to perform for Grantor shall not create an obligation to perform, and Lender's failure to perform will not preclude Lender from exercising any of Lender's other rights under the law or this Security Instrument. If any construction on the Property is discontinued or not carried on in a reasonable manner, Lender may take all steps necessary to protect Lender's security interest in the Property, including completion of the construction.

14. **Assignment of Leases and Rents.** Grantor irrevocably assigns, grants and conveys to Lender as additional security all the right, title and interest in the following (Property).

    (A) Existing or future leases, subleases, licenses, guaranties and any other written or verbal agreements for the use and occupancy of the Property, including but not limited to, any extensions, renewals, modifications or replacements (Leases);

    (B) Rents, issues and profits, including but not limited to, security deposits, minimum rents, percentage rents, additional rents, common area maintenance charges, parking charges, real estate taxes, other applicable taxes, insurance premium contributions, liquidated damages following default, cancellation premiums, "loss of rents" insurance, guest receipts, revenues, royalties, proceeds, bonuses, accounts, contract rights, general intangibles, and all rights and claims which Grantor may have that in any way pertain to or are on account of the use or occupancy of the whole or any part of the Property (Rents).

In the event any item listed as Leases or Rents is determined to be personal property, this Assignment will also be regarded as a security agreement.

Grantor will promptly provide Lender with copies of the Leases and will certify these Leases are true and correct copies. The existing Leases will be provided on execution of the Assignment, and all of the future Leases and any other information with respect to these Leases will be provided immediately after they are executed. Grantor may collect, receive, enjoy and use the Rents so long as Grantor is not in default. Grantor will not collect in advance any Rents due in future lease periods, unless Grantor first obtains Lender's written consent. Upon default, Grantor will receive any Rents in trust for Lender and Grantor will not commingle the Rents with any other funds. When Lender so directs, Grantor will endorse and deliver any payments of Rents from the Property to Lender. Amounts collected will be applied at Lender's discretion to the Secured Debts, the costs of managing, protecting and preserving the Property, and other necessary expenses. Grantor agrees that this Security Instrument is immediately effective as between Grantor and Lender and effective to third parties on the recording of this Assignment.

As long as this Assignment is in effect, Grantor warrants and represents that no default exists under the Leases, and the parties subject to the Leases have not violated any applicable law on leases, licenses and landlords and tenants. Grantor, at its sole cost and expense, will keep, observe and perform, and require all other parties to the Leases to comply with the Leases and any applicable law. If Grantor or any party to the Lease defaults or fails to observe any applicable law, Grantor will promptly notify Lender. If Grantor neglects or refuses to enforce compliance with the terms of the Leases, then Lender may, at Lender's option, enforce compliance.

Grantor will not sublet, modify, extend, cancel, or otherwise alter the Leases, or accept the surrender of the Property covered by the Leases (unless the Leases so require) without Lender's consent. Grantor will not assign, compromise, subordinate or encumber the Leases and Rents without Lender's prior written consent. Lender does not assume or become liable for the Property's maintenance, depreciation, or other losses or damages when Lender acts to manage, protect or preserve the Property, except for losses and damages due to Lender's gross negligence or intentional torts. Otherwise, Grantor will indemnify Lender and hold Lender harmless for all loss or damage that Lender may incur when Lender opts to exercise any of its remedies against any party obligated under the Leases.

15. **Leaseholds; Condominiums; Planned Unit Developments.** Grantor agrees to comply with the provisions of any lease if this Security Instrument is on a leasehold. If the Property includes a unit in a condominium or a planned unit development, Grantor will perform all of Grantor's duties under the covenants, by-laws, or regulations of the condominium or planned unit development.

16. **Default.** Grantor will be in default if any of the following occur:

(A) Any party obligated on the Secured Debt fails to make payment when due;

(B) A breach of any term or covenant in this Security Instrument or any other document executed for the purpose of creating, securing or guarantying the Secured Debt;

(C) The making or furnishing of any verbal or written representation, statement or warranty to Lender that is false or incorrect in any material respect by Grantor or any person or entity obligated on the Secured Debt;

(D) The death, dissolution, or insolvency of, appointment of a receiver for, or application of any debtor relief law to, Grantor or any other person or entity obligated on the Secured Debt;

(E) A good faith belief by Lender at any time that Lender is insecure with respect to any person or entity obligated on the Secured Debt or that the prospect of any payment is impaired or the value of the Property is impaired;

(F) A material adverse change in Grantor's business including ownership, management, and financial conditions, which Lender in its opinion believes impairs the value of the Property or repayment of the Secured Debt; or

(G) Any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible land or to the conversion of wetlands to produce an agricultural commodity, as further explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

17. Remedies on Default. In some instances, federal and state law will require Lender to provide Grantor with notice of the right to cure, or other notices and may establish time schedules for foreclosure actions. Subject to these limitations, if any, Lender may accelerate the Secured Debt and foreclose this Security Instrument in a manner provided by law if Grantor is in default.

At the option of Lender, all or any part of the agreed fees and charges, accrued interest and principal shall become immediately due and payable, after giving notice if required by law, upon the occurrence of a default or anytime thereafter. In addition, Lender and Trustee shall be entitled to all the remedies provided by law, the terms of the Secured Debt, this Security Instrument and any related documents, including without limitation, the power to direct the Trustee to execute the trust created hereby and in so doing exercise all of the powers under applicable law and as set forth in Va. Code Section 55-59 and 55-59.1 through 55-59.4, as in effect on the date of this Deed of Trust.

If there is a default, Trustee shall, in addition to any other permitted remedy, at the request of the Lender, advertise and sell the Property as a whole or in separate parcels at public auction to the highest bidder for cash at such time and place as Trustee designates. Trustee shall give notice of sale including the time, terms and place of sale and a description of the Property to be sold as required by the applicable law in effect at the time of the proposed sale. Advertisement required: Advertisement shall be sufficient if published in a newspaper having a general circulation in the County or City where the Property or some part of thereof is located either (a) once a week for two weeks, or (b) once a day for three days, which may be consecutive days.

Upon any sale of the Property, Trustee will make and deliver a special or limited warranty deed that conveys the property sold to the purchaser or purchasers. Under this special or limited warranty deed, Trustee will covenant that Trustee has not caused or allowed a lien or an encumbrance to burden the Property and that Trustee will specially warrant and defend the Property's title of the purchaser or purchasers at the sale against all lawful claims and demand of all persons claiming by, through or under Trustee. The recitals in any deed of conveyance will be prima facie evidence of the facts set forth therein. Upon sale of the Property, Trustee shall apply the proceeds in the order prescribed by law. Lender may purchase the Property.

All remedies are distinct, cumulative and not exclusive, and the Lender is entitled to all remedies provided at law or equity, whether or not expressly set forth. The acceptance by Lender of any sum in payment or partial payment on the Secured Debt after the balance is due or is accelerated or after foreclosure proceedings are filed shall not constitute a waiver of Lender's right to require full and complete cure of any existing default. By not exercising any remedy on Grantor's default, Lender does not waive Lender's right to later consider the event a default if it continues or happens again.

18. Section 55-60 of the Code of Virginia. This Security Instrument shall be construed to impose and confer upon the parties hereto, and the beneficiaries hereunder, all duties, rights and obligations prescribed in Section 55-60 of the Code of Virginia (1950), as amended, and in effect on the date of this Security Instrument, and the following provisions of that section are incorporated in this Security Instrument by short form reference:

(A) Exemptions waived.

(B) Subject to call upon default.

(C) Renewal, extension or reinstatement permitted.

(D) Any Trustee may act.

(E) Substitution of Trustees permitted.

19. Expenses; Advances on Covenants; Attorneys' Fees; Collection Costs. Except when prohibited by law, Grantor agrees to pay all of Lender's expenses if Grantor breaches any covenant in this Security Instrument. Grantor will also pay on demand any amount incurred by Lender for insuring, inspecting, preserving or otherwise protecting the Property and Lender's security interest. These expenses will bear interest from the date of the payment until paid in full at the the highest interest rate in effect as provided in the terms of the Secured Debt. Grantor agrees to pay all costs and expenses incurred by Lender in collecting, enforcing or protecting Lender's rights and remedies under this Security Instrument. This amount may include, but is not limited to, attorneys' fees, court costs, and other legal expenses. This Security Instrument shall remain in effect until released. Grantor agrees to pay for any recordation costs of such release.

20. Environmental Laws and Hazardous Substances. As used in this section, (1) Environmental Law means, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA, 42 U.S.C. 9601 et seq.), all other federal, state and local laws, regulations, ordinances, court orders, attorney general opinions or interpretive letters concerning the public health, safety, welfare, environment or a hazardous substance; and (2) Hazardous Substance means any toxic, radioactive or hazardous material, waste, pollutant or contaminant which has characteristics which render the substance dangerous or potentially dangerous to the public health, safety, welfare or environment. The term includes, without limitation, any substances defined as "hazardous material," "toxic substances," "hazardous waste," "hazardous substance," or "regulated substance" under any Environmental Law.

Grantor represents, warrants and agrees that:

(A) Except as previously disclosed and acknowledged in writing to Lender, no Hazardous Substance has been, is, or will be located, transported, manufactured, treated, refined, or handled by any person on, under or about the Property, except in the ordinary course of business and in strict compliance with all applicable Environmental Law.

(B) Except as previously disclosed and acknowledged in writing to Lender, Grantor has not and will not cause, contribute to, or permit the release of any Hazardous Substance on the Property.

(C) Grantor will immediately notify Lender if (1) a release or threatened release of Hazardous Substance occurs on, under or about the Property or migrates or threatens to migrate from nearby property; or (2) there is a violation of any Environmental Law concerning the Property. In such an event, Grantor will take all necessary remedial action in accordance with Environmental Law.

(D) Except as previously disclosed and acknowledged in writing to Lender, Grantor has no knowledge of or reason to believe there is any pending or threatened investigation, claim, or proceeding of any kind relating to (1) any Hazardous Substance located on, under or about the Property; or (2) any violation by Grantor or any tenant of any Environmental Law. Grantor will immediately notify Lender in writing as soon as Grantor has reason to believe there is any such

pending or threatened investigation, claim, or proceeding. In such an event, Lender has the right, but not the obligation, to participate in any such proceeding including the right to receive copies of any documents relating to such proceedings.

(E) Except as previously disclosed and acknowledged in writing to Lender, Grantor and every tenant have been, are and shall remain in full compliance with any applicable Environmental Law.

(F) Except as previously disclosed and acknowledged in writing to Lender, there are no underground storage tanks, private dumps or open wells located on or under the Property and no such tank, dump or well will be added unless Lender first consents in writing.

(G) Grantor will regularly inspect the Property, monitor the activities and operations on the Property, and confirm that all permits, licenses or approvals required by any applicable Environmental Law are obtained and complied with.

(H) Grantor will permit, or cause any tenant to permit, Lender or Lender's agent to enter and inspect the Property and review all records at any reasonable time to determine (1) the existence, location and nature of any Hazardous Substance on, under or about the Property; (2) the existence, location, nature, and magnitude of any Hazardous Substance that has been released on, under or about the Property; or (3) whether or not Grantor and any tenant are in compliance with applicable Environmental Law.

(I) Upon Lender's request and at any time, Grantor agrees, at Grantor's expense, to engage a qualified environmental engineer to prepare an environmental audit of the Property and to submit the results of such audit to Lender. The choice of the environmental engineer who will perform such audit is subject to Lender's approval.

(J) Lender has the right, but not the obligation, to perform any of Grantor's obligations under this section at Grantor's expense.

(K) As a consequence of any breach of any representation, warranty or promise made in this section, (1) Grantor will indemnify and hold Lender and Lender's successors or assigns harmless from and against all losses, claims, demands, liabilities, damages, cleanup, response and remediation costs, penalties and expenses, including without limitation all costs of litigation and attorneys' fees, which Lender and Lender's successors or assigns may sustain; and (2) at Lender's discretion, Lender may release this Security Instrument and in return Grantor will provide Lender with collateral of at least equal value to the Property secured by this Security Instrument without prejudice to any of Lender's rights under this Security Instrument.

(L) Notwithstanding any of the language contained in this Security Instrument to the contrary, the terms of this section shall survive any foreclosure or satisfaction of this Security Instrument regardless of any passage of title to Lender or any disposition by Lender of any or all of the Property. Any claims and defenses to the contrary are hereby waived.

21. Condemnation. Grantor will give Lender prompt notice of any pending or threatened action, by private or public entities to purchase or take any or all of the Property through condemnation, eminent domain, or any other means. Grantor authorizes Lender to intervene in Grantor's name in any of the above described actions or claims. Grantor assigns to Lender the proceeds of any award or claim for damages connected with a condemnation or other taking of all or any part of the Property.

Such proceeds shall be considered payments and will be applied as provided in this Security Instrument. This assignment of proceeds is subject to the terms of any prior mortgage, deed of trust, security agreement or other lien document.

22. Insurance. Grantor agrees to maintain insurance as follows:

(A) Grantor shall keep the Property insured against loss by fire, flood, theft and other hazards and risks reasonably associated with the Property due to its type and location. This insurance shall be maintained in the amounts and for the periods that Lender requires. What Lender requires pursuant to the preceding two sentences can change during the term of the Secured Debt. The insurance carrier providing the insurance shall be chosen by Grantor subject to Lender's approval, which shall not be unreasonably withheld. If Grantor fails to maintain the coverage described above, Lender may, at Lender's option, obtain coverage to protect Lender's rights in the Property according to the terms of this Security Instrument.

All insurance policies and renewals shall be acceptable to Lender and shall include a standard "mortgage clause" and, where applicable, "loss payee clause." Grantor shall immediately notify Lender of cancellation or termination of the insurance. Lender shall have the right to hold the policies and renewals. If Lender requires, Grantor shall immediately give to Lender all receipts of paid premiums and renewal notices. Upon loss, Grantor shall give immediate notice to the insurance carrier and Lender. Lender may make proof of loss if not made immediately by Grantor.

Unless otherwise agreed in writing, all insurance proceeds shall be applied to restoration or repair of the Property or to the Secured Debt, whether or not then due, at Lender's option. Any application of proceeds to principal shall not extend or postpone the due date of scheduled payment nor change the amount of any payments. Any excess will be paid to the Grantor. If the Property is acquired by Lender, Grantor's right to any insurance policies and proceeds resulting from damage to the Property before the acquisition shall pass to Lender to the extent of the Secured Debt immediately before the acquisition.

(B) Grantor agrees to maintain comprehensive general liability insurance naming Lender as an additional insured in an amount acceptable to Lender, insuring against claims arising from any accident or occurrence in or on the Property.

(C) Grantor agrees to maintain rental loss or business interruption insurance, as required by Lender, in an amount equal to at least coverage of one year's debt service, and required escrow account deposits (if agreed to separately in writing), under a form of policy acceptable to Lender.

23. Escrow for Taxes and Insurance. Unless otherwise provided in a separate agreement, Grantor will not be required to pay to Lender funds for taxes and insurance in escrow.

24. Financial Reports and Additional Documents. Grantor will provide to Lender upon request, any financial statement or information Lender may deem reasonably necessary. Grantor agrees to sign, deliver, and file any additional documents or certifications that Lender may consider necessary to perfect, continue, and preserve Grantor's obligations under this Security Instrument and Lender's lien status on the Property.

25. Joint and Individual Liability; Co-Signers; Successors and Assigns Bound. All duties under this Security Instrument are joint and individual. If Grantor signs this Security Instrument but does not sign an evidence of debt, Grantor does so only to mortgage Grantor's interest in the Property to secure payment of the Secured Debt and Grantor does not agree to be personally liable on the Secured Debt. If this Security Instrument secures a guaranty between Lender and Grantor, Grantor agrees to waive any rights that may prevent Lender from bringing any action or claim against Grantor or any party indebted under the obligation. These rights may include, but are not limited to, any anti-deficiency or one-action laws. Grantor agrees that Lender and any party to this Security Instrument may extend, modify or make any change in the terms of this Security Instrument or any evidence of debt without Grantor's consent. Such a change will not release Grantor from the terms of this Security Instrument. The duties and benefits of this Security Instrument shall bind and benefit the successors and assigns of Grantor and Lender.

26. Applicable Law; Severability; Interpretation. This Security Instrument is governed by the laws of the jurisdiction in which Lender is located, except to the extent otherwise required by the laws of the jurisdiction where the Property is located. This Security Instrument is complete and fully integrated. This Security Instrument may not be amended or modified by oral agreement. Any section in this Security Instrument, attachments, or any agreement related to the Secured Debt that conflicts with applicable law will not be effective, unless that law expressly or impliedly permits the variations by written agreement. If any section of this Security Instrument cannot be enforced according to its terms, that section will be severed and will not affect the enforceability of the remainder of this Security Instrument. Whenever used, the singular shall include the plural and the plural the singular. The captions and headings of the sections of this Security Instrument are for convenience only and are not to be used to interpret or define the terms of this Security Instrument. Time is of the essence in this Security Instrument.

27. Successor Trustee. Lender, at Lender's option, may from time to time remove Trustee and appoint a successor or successors to any trustee without any other formality than the designation in writing. The successor or any successors to any trustee, without conveyance of the Property, shall succeed to all the title, power and duties conferred upon Trustee by this Security Instrument and applicable law.

28. Notice. Unless otherwise required by law, any notice shall be given by delivering it or by mailing it by first class mail to the appropriate party's address on page 1 of this Security Instrument, or to any other address designated in writing. Notice to one grantor will be deemed to be notice to all grantors.

29. Waivers. Except to the extent prohibited by law, Grantor waives the benefit of the homestead exemption as to this obligation and any rights of appraisement and reinstatement.

GRANTOR HEREBY EXPRESSLY WAIVES AND RELEASES ANY REQUIREMENT OR OBLIGATION THAT THE LENDER OR THE TRUSTEE PRESENT EVIDENCE OR OTHERWISE PROCEED BEFORE ANY COURT, CLERK, OR OTHER JUDICIAL OR QUASI-JUDICIAL BODY BEFORE EXERCISE OF THE POWERS OF SALE CONTAINED IN THIS SECURITY INSTRUMENT AND IN SECTION 55-59 AND SECTIONS 55-59.1 THROUGH 55-59.4 OF THE CODE OF VIRGINIA (1950), AS AMENDED.

30. U.C.C. Provisions. If checked, the following are applicable to, but do not limit, this Security Instrument:

☐ **Construction Loan.** This Security Instrument secures an obligation incurred for the construction of an improvement on the Property.

☒ **Fixture Filing.** Grantor grants to Lender a security interest in all goods that Grantor owns now or in the future and that are or will become fixtures related to the Property.

☐ **Crops; Timber; Minerals; Rents, Issues and Profits.** Grantor grants to Lender a security interest in all crops, timber and minerals located on the Property as well as all rents, issues and profits of them including, but not limited to, all Conservation Reserve Program (CRP) and Payment in Kind (PIK) payments and similar governmental programs (all of which shall also be included in the term "Property").

☒ **Personal Property.** Grantor grants to Lender a security interest in all personal property located on or connected with the Property, including all farm products, inventory, equipment, accounts, documents, instruments, chattel paper, general intangibles, and all other items of personal property Grantor owns now or in the future and that are used or useful in the construction, ownership, operation, management, or maintenance of the Property (all of which shall also be included in the term "Property"). The term "personal property" specifically excludes that property described as "household goods" secured in connection with a "consumer" loan as those terms are defined in applicable federal regulations governing unfair and deceptive credit practices.

☐ **Filing As Financing Statement.** Grantor agrees and acknowledges that this Security Instrument also suffices as a financing statement and any carbon, photographic or other reproduction may be filed of record for purposes of Article 9 of the Uniform Commercial Code.

31. OTHER TERMS. If checked, the following are applicable to this Security Instrument:

☐ **Line of Credit.** The Secured Debt includes a revolving line of credit provision. Although the Secured Debt may be reduced to a zero balance, this Security Instrument will remain in effect until released.

☐ **Agricultural Property.** Grantor covenants and warrants that the Property will be used principally for agricultural or farming purposes and that Grantor is an individual or entity allowed to own agricultural land as specified by law.

☐ **Separate Assignment.** The Grantor has executed or will execute a separate assignment of leases and rents. If the separate assignment of leases and rents is properly executed and recorded, then the separate assignment will supersede this Security Instrument's "Assignment of Leases and Rents" section.

☐ **Attorneys' Fees.** The following are reasonable attorneys' fees in the event of default:

☐ **Additional Terms.**

Signatures. By signing below, Grantor agrees to the terms and covenants contained in this Security Instrument and in any attachments. Grantor also acknowledges receipt of a copy of this Security Instrument on the date stated on page 1.

Witness the following signatures and seals.

Grantor
SMITH-MIDLAND CORPORATION

9/12/13

ASHLEY B. SMITH, PRESIDENT **Date**
(Seal)

Date
(Seal)

Date
(Seal)

Date
(Seal)

☐ Refer to the attached *Signature Addendum* for additional parties and signatures.

Acknowledgment

Commonwealth of , County (or City) of } ss.

(Individual) This instrument was acknowledged before me this day of by .

My commission expires:

(Notary Public)

Notary Registration Number:

Acknowledgment

Commonwealth of VIRGINIA Fauquier, County (or City) of } ss.

(Business or Entity Acknowledgment) This instrument was acknowledged before me this 12TH day of SEPTEMBER, 2013 by ASHLEY B. SMITH, PRESIDENT

(Title(s))

of SMITH-MIDLAND CORPORATION *(Name of Business or Entity)*

a VIRGINIA CORPORATION on behalf of the business or entity.

My commission expires: 8-31-16

(Notary Public)

SUMMIT COMMUNITY BANK

Notary Registration Number: 239236

ARLEEN P. ANDERSON
NOTARY PUBLIC
Commonwealth of Virginia
Reg. #239236
My Commission Expires 8-31-16

SCHEDULE "A"

ALL THOSE certain tracts or parcels of land lying and being situate on State Route 28, in Cedar Run Magisterial District, Fauquier County, Virginia.

PARCEL I:
(7900-75-4315)

0.2259 acres, more or less, dedicated as a well lot and set forth on a plat by David R. Hall, Land Surveyor, dated September 18, 2002, recorded October 2, 2002 in Deed Book 978 at page 1242 of the land records of the Circuit Court of Fauquier County, Virginia.

AND BEING the same property conveyed to Smith Cattleguard Company, Inc. a Virginia Corporation, by Deed dated August 20, 1970 and recorded in Deed Book 263 at page 722 among the aforesaid land records.

PARCEL II:
(7900-75-7124)

ALL THAT certain lot or parcel of land situate about 1 1/2 miles east of Midland on the south east side of Route 28, Cedar Run Magisterial District, Fauquier County, Virginia and being at a point corner to R.M. Leonard and the right of way of the Southern Railway; thence with Southern Railway in a northeasterly direction 555 feet to a point, new corner with remaining land of Poland; thence with new line of remainder of Poland north 225 feet to the northeast side of Licking Run; thence with the meanderings of and the northeast side of Licking Run northwesterly to said Route 28, thence following Route 28 southwesterly 555 feet to a beginning, containing 12 1/2 acres, more or less.

LESS AND EXCEPT 0.2259 acres, more or less, dedicated as a well lot and set forth on a plat by David R. Hall, Land Surveyor, dated September 18, 2002 recorded October 2, 2002, in Deed Book 978 at page 1242 of the land records of the Circuit Court of Fauquier County, Virginia.

AND BEING the same property conveyed to Smith Cattleguard Company, Inc. a Virginia Corporation by Deed dated August 20, 1970 and recorded in Deed Book 263 at page 722 among the aforesaid land records.

PARCEL III:
(7900-85-4339)

6.7894 acres, more or less, as shown on plat by VH&D, Inc., Land Planners and Surveyors, dated August 27, 1996, revised June 12, 1997, with Deed dated August 6, 1997 recorded August 8, 1997 in Deed Book 783 at page 1276 of the land records aforesaid.

AND BEING the same property conveyed to Smith Cattleguard Company, Inc., a Virginia Corporation, now known as Smith-Midland Corporation, a Virginia Corporation by Deed dated June 24, 1979, recorded in Deed Book 382 at page 755 and to Smith-Midland Corporation a Virginia Corporation by Deed dated August 6, 1997 and recorded in Deed Book 783 at page 1276, among the aforesaid land records.